UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation (State or other jurisdiction of incorporation)	0-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC (Address of principal executive offices)		20016 (Zip Code)

Registrant’s telephone number, including area code: 202-752-7000

Item 9. Regulation FD Disclosure.

     On July 21, 2004, Fannie Mae (formally, the Federal National Mortgage Association), issued its monthly financial summary release for the month of June 2004. A copy of the summary is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

     On July 21, 2004, Fannie Mae issued a press release relating to its earnings and voluntary initiatives disclosure for the second quarter of fiscal year 2004. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

     The information furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition,” including the exhibits submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
	By	/s/ Leanne G. Spencer
Leanne G. Spencer
Date: July 21, 2004		Senior Vice President and Controller

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Fannie Mae on July 21, 2004, relating to earnings and voluntary initiatives disclosure for the second quarter of fiscal year 2004.
99.2	Monthly summary release for June 2004 issued by Fannie Mae on July 21, 2004.